UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: September 1, 2020

TSR, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	00-8656	13-2635899
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Oser Avenue, Suite 150, Hauppauge, NY 11788

(Address of Principal Executive Offices) (Zip Code)

(631) 231-0333

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, par value $0.01 per share	TSRI	NASDAQ Capital Market
Preferred Share Purchase Rights[1]	--	--

[1]	Registered pursuant to Section 12(b) of the Act pursuant to a Form 8-A filed by the registrant on March 15, 2019. Until the Distribution Date (as defined in the registrant’s Rights Agreement dated August 29, 2018), the Preferred Share Purchase rights will be transferred only with the share of the registrant’s Common Stock to which the Preferred Share Purchase Rights are attached.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On September 1 2020, TSR, Inc. issued a press release announcing the acquisition of Geneva Consulting Group, Inc. A copy of the press release is being furnished as Exhibit 99.1 hereto and is incorporated herein by reference. The information in this Item 7.01 and the related Item 9.01, including the press release furnished as Exhibit 99.1 hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall it be deemed incorporated by reference into any reports or filings with the Securities and Exchange Commission, whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing.

Item 8.01 Other Events

On September 1, 2020, TSR, Inc. (the “Company”) completed the acquisition of all of the outstanding stock of Geneva Consulting Group, Inc., a New York corporation (“Geneva”) and provider of temporary and permanent information technology personnel based in Port Washington, New York. The stock of Geneva was purchased from the three shareholders of Geneva (the “Sellers”), none of which had, or will have following the acquisition, a material relationship with the Company or its affiliates.

The purchase price for the shares of Geneva is comprised of the following: (i) $1.45 million in cash paid to Sellers at the closing of the acquisition, (ii) an amount, up to $0.75 million, that is equal to the amount of Geneva’s loan under the Paycheck Protection Program (“PPP”), a program established under the congressionally-approved Coronavirus Aid, Relief, and Economic Security Act that is administered by the U.S. Small Business Administration (“SBA”) that is forgiven by the SBA, (iii) an amount, up to $0.30 million which may be paid as an earnout payment in part in February 2021 and in part in August 2021 (the “Earnout Payments”) and (iv) bonus payments payable in $10,000 increments. Any such Earnout Payments and bonus payments will be determined based upon the achievement of certain criteria relating to the number the Company’s contractors working full-time at Company clients on such dates.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release, dated September 1, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TSR, Inc.

By:	/s/ John G. Sharkey
John G. Sharkey
Senior Vice President and Chief Financial Officer

Dated: September 2, 2020

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